                                                                  EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in FDX Corporation's previously filed Form S-3 Registration Statement No. 333-74701 and Form S-8 Registration Statement Nos. 333-45037 and 333-71065 of our report dated June 29, 1999, included (or incorporated by reference) in FDX Corporation's Form 10-K for the year ended May 31, 1999.

                                                           ARTHUR ANDERSEN LLP


Memphis, Tennessee
August 10, 1999